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                                                                   EXHIBIT 10.17

                       MASTER LOAN AND SECURITY AGREEMENT


No.7404                                                 Dated: December 21, 1998

   LENDER:                                        CUSTOMER:
        OXFORD VENTURE FINANCE, LLC                    AUTOCYTE, INC.
        a Virginia limited liability corporation       a Delaware corporation

   Address:                                       Address:
        133 North Fairfax Street                       780 Plantation Drive
        Alexandria, Virginia 22314                     Burlington, NC  27215

                  In consideration of each Loan Agreement, Customer hereby agrees with Lender that, whenever Customer shall be at any time or times directly or contingently indebted, liable or obligated to Lender in any manner whatsoever, Lender shall have the following rights:

                  1. DEFINITIONS. To the extent not otherwise specifically defined in this Agreement, unless the context otherwise requires, all other terms contained in this Agreement shall have the meanings assigned or referred to them in the UCC. The following terms shall have the following meanings:

                  "Acceptance Date" with respect to each item of Equipment shall have the meaning assigned to such term in Section 3 of this Agreement.

                  "Affiliate" shall mean, with respect to any person, firm or entity, any other person, firm or entity controlling, controlled by, or under common control with such person, firm or entity; for the purposes hereof "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any such person, firm or entity, whether through the legal or beneficial ownership of voting securities, by contract or otherwise.

                  "Agreement" shall mean this Master Loan and Security Agreement, as amended or modified from time to time.

                  "Attorneys' Fees and Expenses" shall mean all reasonable attorneys' fees (based upon standard hourly rates) and legal costs and expenses (including, without limitation, those fees, costs and expenses incurred in connection with bankruptcy proceedings, including Relief from Stay Motions, Cash Collateral Motions and disputes concerning any proposed disclosure statement and/or bankruptcy plan).

                  "Collateral" shall mean all Equipment and all products, proceeds, rents and profits therefrom or thereof including proceeds in the form of goods, accounts, chattel paper, documents, instruments and insurance proceeds.

                  "Default" shall have the meaning ascribed to such term in
Section 8 of this Agreement.

                  "Equipment" shall mean one or more items or units of personal property now owned or hereafter acquired by Customer, as described in each Equipment Schedule, wherever the same may be located, including all present and future additions, attachments, accessions and accessories thereto and all replacements, substitutions and a right to use license for any software related to any of the foregoing and proceeds thereof, including all proceeds of insurance thereon.

                  "Equipment Schedule" shall mean each Equipment Schedule, which incorporates by reference the terms and conditions of this Agreement and describes one or more items of Equipment and specific terms and conditions with respect thereto.

                  "Event of Default" shall have the meaning ascribed to such term in Section 8 of this Agreement.

                  "Loan Agreement" shall mean the applicable Equipment Schedule incorporating the terms and conditions of this Agreement, including all exhibits, addenda, schedules, certificates, riders and all other documents and instruments

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executed and delivered in connection with the applicable Equipment Schedule or this Master Loan and Security Agreement.

                  "Note" shall mean a promissory note of Customer in favor of Lender evidencing Customer's obligations to Lender with respect to a Loan Agreement.

                  "Obligations" shall mean all liabilities, absolute or contingent, joint, several or independent, of Customer or any Affiliate of Customer pursuant to this Agreement, any Loan Agreement or any related document, whether now or hereafter existing, due or to become due to, or held or to be held by, Lender for its own account or as agent for another or others, whether created directly or acquired by assignment or otherwise and howsoever evidenced, including, without limitation, the Loan Agreement, and all interest, taxes, fees, charges, expenses and Attorneys' Fees and Expenses chargeable to Customer or incurred by Lender under the Loan Agreement, or any other document or instrument delivered in connection herewith.

                  "Person" shall mean any individual, partnership, joint venture, firm, corporation, association, trust, or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                  "UCC" shall mean the Uniform Commercial Code as enacted in the State of Connecticut.

                  2. INDEPENDENT LOAN; CROSS-COLLATERALIZATION; SECURITY INTEREST. Each Equipment Schedule shall constitute a separate, distinct and independent Loan Agreement and contractual obligation of Customer. As security for the due and punctual payment of any and all of the present and future Obligations of Customer to Lender, Customer hereby grants to Lender with respect to each Loan Agreement and for the full amount of all Obligations, a security interest in all of the Collateral and all collateral securing any other lease or security agreement between Customer and Lender, whether now in existence or hereafter entered into. The extent to which Lender's security interest in any item of Collateral shall be entitled to purchase money priority shall be determined by reference to the unpaid principal balance of any Note evidencing the financing of the purchase price of such item of Equipment.

                  3. ACCEPTANCE OF EQUIPMENT. The Equipment is to be delivered and installed (or located, as applicable) at the location specified or referred to in the applicable Equipment Schedule. The Equipment shall be deemed to have been accepted by Customer for all purposes under this Agreement upon Customer's execution of an Equipment Schedule (the "Acceptance Date"). Lender shall not be liable or responsible for any failure or delay in the delivery of the Equipment to Customer for whatever reason.

                  4. TERM; PRINCIPAL AND INTEREST; NO PREPAYMENT; LATE CHARGES. The term for any Loan Agreement shall be as specified in the applicable Equipment Schedule. No Loan Agreement is prepayable by Customer, in whole or in part, without the express written consent of Lender in its sole discretion. Principal and interest payments shall be in the amounts and shall be due and payable as set forth in the applicable Equipment Schedule. If any payment of principal or interest or other amount payable hereunder shall not be paid within 5 days of the date when due, Customer shall pay as an administrative and late charge an amount equal to 5% of the amount of any such overdue payment. In addition, Customer shall pay overdue interest on any delinquent payment or other amounts due under any Loan Agreement (by reason of acceleration or otherwise) from the due date until paid at the rate of one and one-half percent (1.5%) per month or the maximum amount permitted by applicable law, whichever is lower. All payments to be made to Lender shall be made to Lender in immediately available funds at the address shown above, or at such other place as Lender shall specify in writing.

                  5. REPRESENTATIONS, WARRANTIES AND COVENANTS. Customer hereby represents and warrants to and covenants with Lender (provided that if Customer is an individual or sole proprietorship, the representations, warranties and covenants relating to corporate status shall not apply) that, as of the date hereof and for so long as any Obligations shall remain outstanding:

                  (a) Customer is duly organized and is existing in good standing under the laws of its jurisdiction of organization and is duly qualified and in good standing in those jurisdictions where the conduct of its business or the ownership of its properties requires qualification;

                  (b) Customer has the power and authority to own the Collateral, to enter into and perform this Agreement and any other document or instrument delivered in connection herewith and to incur the Obligations;

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                  (c) Customer's chief executive office is located at the
address set forth above;

                  (d) Customer does not utilize, and has not in the last five years utilized, any trade names in the conduct of its business except as set forth on Schedule 1 hereto;

                  (e) Customer has not changed its name, been the surviving entity in a merger, acquired any business or changed the location of its chief executive office within the previous five years, except as set forth on Schedule 2 hereto;

                  (f) Neither the execution, delivery or performance by Customer of the Loan Agreement nor compliance by it with the terms and provisions hereof, nor the consummation of the transactions contemplated herein, (i) will contravene any applicable provision of any law, statute, rule or regulation, or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in any lien upon any property, pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or any other material agreement or instrument to which Customer is a party or by which it or any of its property or assets are bound or to which it may be subject or (iii) will violate any provision of its Certificate of Incorporation or By-Laws, or other governance documents;

                  (g) The Loan Agreement, the Note and any document or instrument delivered in connection herewith and the transactions contemplated hereby or thereby are duly authorized, executed and delivered, and the Loan Agreement, the Note and such other documents and instruments constitute valid and legally binding obligations of Customer and are enforceable against Customer in accordance with their respective terms;

                  (h) No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or any subdivision thereof, is required to authorize or required in connection with (i) the grant by Customer of the security interest in connection with the Loan Agreement, (ii) the execution, delivery and performance of the Loan Agreement, (iii) the legality, validity, binding effect or enforceability of the Loan Agreement or (iv) the perfection or maintenance of the aforementioned lien and security interest;

                  (i) Customer has filed all federal, state and local tax returns and other reports it is required to file, has paid or made adequate provision for payment of all such taxes, assessments and other governmental charges, and shall pay or deposit promptly when due all sales, use, excise, personal property, income, withholding, corporate, franchise and other taxes, assessments and governmental charges upon or relating to the manufacture, purchase, ownership, maintenance, modification, delivery, installation, possession, condition, use, acceptance, rejection, operation or return of the Equipment and, upon request by Lender, Customer will submit to Lender proof satisfactory to Lender that such payments and/or deposits have been made;

                  (j) Other than approvals of Customer's products by the United States Food and Drug Administration, there are no pending or threatened actions or proceedings before any court or administrative agency, an unfavorable resolution of which could have a material adverse effect on Customer's financial condition or operations;

                  (k) No representation, warranty or statement by Customer contained in the Loan Agreement or in any certificate or other document furnished or to be furnished by Customer pursuant to the Loan Agreement contains or at the time of delivery shall contain any untrue statement of material fact, or omits, or shall omit at the time of delivery, to state a material fact necessary to make it not misleading;

                  (l) All financial statements delivered and to be delivered by Customer to Lender in connection with the execution and delivery of the Loan Agreement are true and correct in all material respects and have been prepared in accordance with generally accepted accounting principles, and at all times since the date of the most recent financial statements, there has been no material adverse change in Customer's financial affairs or business operations. Customer shall furnish Lender: (i) within 90 days after the last day of each fiscal year of Customer, annual financial statements including a balance sheet, income statement, statement of retained earnings and statement of cash flows, each prepared in accordance with generally accepted accounting principles consistently applied with a report signed by nationally recognized independent certified public accountants or by an independent certified public accountant otherwise satisfactory to Lender; (ii) upon the request of Lender, within 45 days after the close of each quarter of each fiscal year of Customer, quarterly financial statements similar to those described in the immediately preceding clause, prepared by Customer and certified by the chief financial officer of Customer; (iii) promptly upon the request of Lender, such tax returns or financial statements regarding any guarantor

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of the as Lender may reasonably request from time to time; (iv) promptly upon request of Lender, in form satisfactory to Lender, such other and additional information as Lender may reasonably request from time to time, and; (v) promptly inform Lender of any Defaults (defined below) or any events or changes in the financial condition of Customer occurring since the date of the last financial statements of Customer delivered to Lender which, individually or cumulatively, when viewed in light of prior financial statements, may result in a material adverse change in the financial condition of Customer;

                  (m) Customer shall permit Lender, through its authorized attorneys, accountants and representatives, to inspect and examine the Equipment and the books, accounts, records, ledgers and assets of every kind and description of Customer with respect thereto at all reasonable times upon reasonable notice; provided, however, that the failure of Lender to inspect the Equipment or to inform Customer of any noncompliance shall not relieve Customer of any of its Obligations hereunder;

                  (n) Customer is the owner of the Equipment free and clear of all rights, title, security interests, encumbrances or liens of any other party, will defend the Equipment against all claims and demands of all persons at any time claiming any interest therein and shall deliver to Lender any and all evidence of ownership of, and certificates of title to, any and all of the Equipment;

                  (o) The Equipment is personal property and not a fixture under the law of the jurisdiction in which the Equipment is located even though the Equipment may hereafter become attached or affixed to real property;

                  (p) Each site where Equipment is located, if not owned by Customer, is leased by Customer pursuant to a valid lease or rental agreement which permits the possession, use and operation of the Equipment at such location;

                  (q) Customer shall provide Lender with disclaimers and waivers from landlords, mortgagees and other persons holding any interest or claim in and to any premises where Equipment is located, acceptable in all respects to Lender, which may be necessary or advisable in the sole discretion of Lender to confirm that the first priority security interest and rights of Lender in the Equipment are and will remain valid and superior against all other parties;

                  (r) The Equipment is in the possession of Customer at the location(s) specified in the applicable Equipment Schedule, and shall not be removed from such location without the prior written consent of Lender, which consent shall in any event be conditioned upon Customer having completed all notifications, filings, recordings, and other actions in such new location as Lender may require to protect and perfect Lender's interests in the Collateral;

                  (s) Customer shall not sell, offer to sell, lease, rent, hire or in any other manner dispose, transfer or surrender use and possession of any Equipment;

                  (t) Customer will not, directly or indirectly, create, incur or permit to exist any lien, encumbrance, mortgage, pledge, attachment or security interest on or with respect to the Equipment other than in connection with the execution and delivery of the Loan Agreement;

                  (u) Customer shall permit each item of Equipment to be used only within the continental United States by qualified personnel solely for business purposes and the purpose for which it was designed and, at its sole expense, shall service, repair, overhaul and maintain each item of Equipment in the same condition as when received, ordinary wear and tear excepted, in good operating order, consistent with prudent industry practice (but, in no event less than the same extent to which Customer maintains other similar equipment in the prudent management of its assets and properties) and in compliance with all applicable laws, ordinances, regulations, and conditions of all insurance policies required to be maintained by Customer under the Loan Agreement and all manuals, orders, instructions and other written requirements as to the repair and maintenance of such item of Equipment issued at any time by the vendor and/or manufacturer thereof;

                  (v) If any item of Equipment does not comply with the requirements of the Loan Agreement, Customer shall bring such Equipment into compliance with the provisions hereof; and Customer shall not use any Equipment, nor allow the same to be used, for any unlawful purpose;

                  (w) Customer acknowledges that Lender has not selected, manufactured or supplied the Equipment to Customer and has acquired any Equipment subject hereto solely in connection with this Loan Agreement and Customer has

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received and approved the terms of any purchase order or agreement with respect to the Equipment; and

                  (x) Customer has all permits, licenses and other authorizations which are required with respect to its business under Environmental Laws (as defined below) and is in material compliance with all terms and conditions of such permits, licenses and other authorizations, including all limitations, restrictions, standards, prohibitions, requirements, obligations, schedules and timetables. The Customer is not presently in material violation of any Environmental Laws. "Environmental Laws" shall mean any Federal, state or local law relating to releases or threatened releases of Hazardous Substances; the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; or otherwise relating to pollution of the environment or the protection of human health. "Hazardous Substances" shall mean substances or materials which contain substances defined in or regulated as toxic or hazardous materials, chemicals, substances, waste or pollutants under any present or future Federal statutes and their state counterparts, as well as any implementing regulations as amended from time to time and as interpreted by administering agencies.

                  6. DISCLAIMER OF WARRANTIES; LIMITATION OF REMEDY; LIMITATION OF LIABILITY. Customer has selected both the Equipment and the supplier (identified in the Equipment Schedule, herein ("Supplier")), from whom Customer agrees to purchase the Equipment. CUSTOMER ACKNOWLEDGES THAT LENDER HAS NO SPECIAL FAMILIARITY OR EXPERTISE WITH RESPECT TO THE EQUIPMENT. CUSTOMER AGREES THAT THE EQUIPMENT IS "AS IS" AND IS OF A SIZE, DESIGN AND CAPACITY SELECTED BY CUSTOMER AND THAT CUSTOMER IS SATISFIED THAT THE SAME IS SUITABLE FOR CUSTOMER'S PURPOSES, AND THAT EXCEPT AS MAY OTHERWISE BE SPECIFICALLY PROVIDED HEREIN OR IN THE EQUIPMENT SCHEDULE, LENDER HAS MADE NO REPRESENTATION OR WARRANTY AS TO ANY MATTER WHATSOEVER. LENDER DISCLAIMS, AND CUSTOMER HEREBY EXPRESSLY WAIVES AS TO LENDER, ALL WARRANTIES WITH RESPECT TO THE EQUIPMENT INCLUDING BUT NOT LIMITED TO ALL EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, QUALITY, CAPACITY, OR WORKMANSHIP, ALL EXPRESS OR IMPLIED WARRANTIES AGAINST PATENT INFRINGEMENTS OR DEFECTS, WHETHER HIDDEN OR APPARENT, AND ALL EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO COMPLIANCE OF THE EQUIPMENT WITH THE REQUIREMENTS OF ANY LAW, REGULATION, SPECIFICATION OR CONTRACT RELATIVE THERETO. IN NO EVENT SHALL LENDER BE LIABLE (INCLUDING WITHOUT LIMITATION, UNDER ANY THEORY IN TORTS) FOR ANY LOSS OF USE, REVENUE, ANTICIPATED PROFITS OR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE LOAN OR THE USE, PERFORMANCE OR MAINTENANCE OF THE EQUIPMENT. If the Equipment is not properly installed, does not operate as represented or warranted by the Supplier, manufacturer and/or service company or is unsatisfactory for any reason, Customer shall make any claim on account thereof solely against the Supplier, manufacturer and/or service company and shall, nevertheless, pay Lender all amounts payable under the Loan Agreement and any such claims shall not act as a defense, counterclaim, deduction, setoff or otherwise limit Customer's Obligations under the Loan Agreement.

                  7. RISK OF LOSS AND DAMAGE; INSURANCE. Customer assumes all risk of loss, damage or destruction to the Equipment from whatever cause and for whatever reason. If all or a portion of an item of Equipment shall become lost, stolen, destroyed, damaged beyond repair or rendered permanently unfit for use for any reason, or in the event of any condemnation, confiscation, theft or seizure or requisition of title to or use of such item of Equipment, Customer shall immediately pay to Lender an amount equal to the outstanding principal balance of and accrued and unpaid interest on any Note with respect to such Equipment, less the net amount of the recovery, if any, received by Lender from insurance on the Equipment. For so long as any Obligations shall remain outstanding, Customer shall procure and maintain insurance in such amounts and with such coverages, and upon such terms and with such companies, as Lender may in good faith approve, at Customer's expense; provided, however, that in no event shall such insurance be less than the following coverages and amounts: (a) Worker's Compensation and Employer's Liability Insurance, in the full statutory amounts provided by law; (b) Comprehensive General Liability Insurance including product/completed operations and contractual liability coverage, with minimum limits on a per occurrence basis, as reasonably required by Lender, and Combined Single Limit Bodily Injury and Property Damage on an aggregate basis, as reasonably required by Lender or, in either case, as otherwise specified in any Equipment Schedule hereto; and (c) All Risk Physical Damage Insurance, including earthquake and flood, on each item of Equipment, in an amount not less than its full replacement value. Customer shall cause Lender to be included as an additional insured on each such Comprehensive General Liability Insurance policy. On each such All Risk Physical Damage Insurance policy Lender shall be named as loss payee. Such policies shall be endorsed to provide that the coverage afforded to Lender shall not be rescinded, impaired or invalidated by any act or neglect of Customer. Customer agrees to waive Customer's rights

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and its insurance carrier's rights of subrogation against Lender for any and all loss or damage. In addition to the foregoing minimum insurance coverage, Customer shall procure and maintain such other insurance coverage as Lender may in good faith require. All policies shall be endorsed or contain a clause requiring the insurer to furnish Lender with at least 30 days prior written notice of any material change, cancellation or non-renewal of coverage. Upon execution of this Agreement, and thereafter, 30 days prior to the expiration of each insurance policy required hereunder, Customer shall furnish Lender with a certificate of insurance or other evidence satisfactory to Lender that the insurance coverages required under such policy are and will continue in effect, provided, however, that Lender shall be under no duty either to ascertain the existence of or to examine such insurance coverage or to advise Customer in the event such insurance coverage should not comply with the requirements hereof. If Customer shall at any time or times hereafter fail to obtain and/or maintain any of the policies of insurance required herein, or fail to pay any premium in whole or in part relating to any such policies, Lender may, but shall not be obligated to, obtain and/or cause to be maintained insurance coverage with respect to the Collateral, including, at Lender's option, the coverage provided by all or any of the policies of Customer and pay all or any part of the premium therefor, without waiving any Event of Default by Customer, and any sums so disbursed by Lender shall be additional Obligations of Customer to Lender payable on demand. From and after any Event of Default, Lender shall have the right to settle and compromise any and all claims under any of the All Risk Physical Damage policies required to be maintained by Customer hereunder and Customer hereby appoints Lender as its attorney-in-fact, with power to demand, receive and receipt for all monies payable thereunder, to execute in the name of Customer or Lender or both any proof of loss, notice, draft or other instruments in connection with such policies or any loss thereunder and generally to do and perform any and all acts as Customer, but for this appointment, might or could perform.

                  8. EVENTS OF DEFAULT. An "Event of Default" under this Agreement shall be deemed to have occurred upon the occurrence or existence of any one or more of the following events or conditions (each a "Default") and after the giving of any required notice or the passage of any required period of time (or both) specified below with respect to such Default: (a) Customer shall fail to make any payment due under any Note or as required under the Loan Agreement within 5 days of its due date; or (b) Customer shall fail to obtain or maintain any of the insurance required under the Loan Agreement; or (c) Customer shall remove, sell, transfer, encumber, or part with possession of any Equipment; (d) Customer shall fail to perform or observe any other covenant, condition or agreement under the Loan Agreement, and such failure shall continue for 20 days after notice thereof to Customer; or (e) Customer shall default in the payment or performance of any Obligation owing to Lender, and such default shall continue for 20 days after notice thereof to Customer; or (f) any representation or warranty made by Customer herein or in any certificate, agreement, statement or document heretofore or hereafter furnished Lender, including without limitation any financial information (other than projections) disclosed to Lender, shall prove to be false or incorrect in any material respect; or (g) death or judicial declaration of incompetence of Customer, if an individual; or (h) the commencement of any bankruptcy, insolvency, arrangement, reorganization, receivership, liquidation or other similar proceeding by or against Customer or any of its properties or businesses, or the appointment of a trustee, receiver, liquidator or custodian for Customer or any of its properties or businesses, or if Customer suffers the entry of an order for relief under Title 11 of the United States Code; or (i) the making by Customer of a general assignment or deed of trust for the benefit of creditors; or (j) Customer shall default in any payment or other material obligation to any other lender and such lender has accelerated the debt in accordance with its terms; or (k) Customer shall merge with or consolidate into any other entity or sell all or substantially all of its assets or in any manner terminate its existence; or (l) if Customer is a privately held corporation, more than 50% of Customer's voting capital stock, or effective control of Customer's voting capital stock, issued and outstanding from time to time, is not retained by the holders of such stock on the date the Loan Agreement is executed; or (m) if Customer is a publicly held corporation, there shall be a change in the ownership of Customer's stock such that Customer is no longer subject to the reporting requirements of the Securities Exchange Act of 1934 or no longer has a class of equity securities registered under Section 12 of the Securities Act of 1933; or (n) Lender shall determine that there has been a material adverse change in the financial condition or business operations of Customer since the date of the execution of the Loan Agreement, or that Customer's ability to perform its Obligations is materially impaired; or (o) if Customer leases the premises where any Equipment is located, a breach by Customer of any such lease and the commencement of an action by the landlord to evict Customer or to repossess the premises; or (p) any event or condition set forth in subsections (e) through (o) of this Section 8 shall occur with respect to any guarantor or other person liable or responsible, in whole or in part, for payment or performance of any Obligations; or (q) any event or condition set forth in subsections (e) through (o) shall occur with respect to any Affiliate of Customer. Customer shall promptly notify Lender of the occurrence of any Event of Default or the occurrence or existence of any event or condition which, upon the giving of notice or lapse of time, or both, would constitute an Event of Default.

                  9. RIGHTS AND REMEDIES; ACCELERATION. (a) Upon the occurrence of an Event of Default,

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Lender shall have all of the rights and remedies enumerated herein (all of which are cumulative and not exclusive of any other right or remedy available to Lender) and Lender may, at its sole option and discretion, exercise one or more of the following remedies with respect to any or all of the Collateral: (i) by written notice to Customer, terminate any or all Loan Agreements as such notice shall specify, and, with respect to such terminated Loan Agreements, declare immediately due and payable and recover from Customer, as liquidated damages for loss of Lender's bargain and not as a penalty, an amount equal to the aggregate of all unpaid periodic installment payments and other sums due under Loan Agreements to the date of default plus the charges set forth in Section 4 hereof, if any, plus an amount equal to the outstanding principal balances of and accrued and unpaid interest on any of the Notes with respect to the Loan Agreements, (ii) Lender may declare, at its option, all or any part of the Obligations immediately due and payable, without demand, notice of intention to accelerate, notice of acceleration, notice of nonpayment, presentment, protest, notice of dishonor, or any other notice whatsoever, all of which are hereby waived by Customer and any endorser, guarantor, surety or other party liable in any capacity for any of the Obligations; (iii) cause Customer to promptly ship, with insurance and freight prepaid by Customer, any or all Equipment to such location as Lender may designate, or Lender, at its option, may enter upon the premises where the Equipment is located and take immediate possession of and remove the same by summary proceedings or otherwise, all without liability to Lender for or by reason of damage to property or such entry or taking possession except for Lender's gross negligence or willful misconduct; (iv) sell any or all Collateral at public or private sale or otherwise dispose of, hold, use, operate, lease to others or keep idle the Equipment, all as Lender in its sole discretion may determine and all free and clear of any rights of Customer; (v) remedy such default, including making repairs or modifications to the Equipment, for the account and expense of Customer, and Customer agrees to reimburse Lender for all of Lender's costs and expenses; (vi) apply any Security Deposit or other cash collateral or sale or remarketing proceeds of the Equipment at any time to reduce any amounts due to Lender, or (vii) exercise any other right or remedy which may be available to Lender under applicable law, or proceed by appropriate court action to enforce the terms hereof or to recover damages for the breach hereof, including Attorneys' Fees and Expenses. Any notice required to be given by Lender of a sale or other disposition or other intended action which is made in accordance with the terms of the Loan Agreement at least seven (7) days prior to such proposed action, shall constitute fair and reasonable notice to Customer of any such action. Lender shall be liable to Customer only for its gross negligence or willful misconduct in failing to comply with any applicable law imposing duties upon Lender; Lender's liability for any such failure shall be limited to the actual loss suffered by Customer directly resulting from such failure; and in no event shall Lender have any liability to Customer for incidental, consequential, punitive or exemplary damages. No remedy referred to in this Section 9 shall be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lender at law or in equity.

                           (b) The exercise or pursuit by Lender of any one or
more of such remedies shall not preclude the simultaneous or later exercise or pursuit by Lender of any or all such other remedies, and all remedies hereunder shall survive termination of the Loan Agreement. In the event Lender takes possession and disposes of the Collateral, the proceeds of any such disposition shall be applied in the following order: (1) to all of Lender's costs, charges and expenses incurred in taking, removing, holding, repairing and selling or leasing the Equipment; (2) to pay the Lender the remaining amount of any Obligations owed to Lender and (3) the balance, if any, to Customer. A termination shall occur only upon written notice by Lender and only with respect to such Equipment as Lender shall specify in such notice. Termination under this
Section 9 shall not affect Customer's duty to perform Customer's Obligations under the Loan Agreement in full. Customer agrees to reimburse Lender on demand for any and all costs and expenses incurred by Lender in enforcing its rights and remedies hereunder following the occurrence of an Event of Default, including, without limitation, Attorneys' Fees and Expenses, and the costs of repossession, storage, insuring, reletting, selling and disposing of any and all Equipment.

                  10. INDEMNITY (a) Customer agrees to indemnify, reimburse and hold Lender and its successors, Affiliates, assigns, officers, directors, employees, agents and servants (hereinafter in this Section 10 referred to individually as "Indemnitee", and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements, including Attorneys' Fees and Expenses of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of the Loan Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Equipment (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim, or any claim based on patent, trademark or copyright

Page 7                                     Initial ______/______
infringement or any obligation or liability to the manufacturer or supplier of the Equipment under any Supply Contracts (referenced in the Equipment Schedule), including purchase orders issued by Customer or Lender or assigned to Lender; provided, however, that no Indemnitee shall be indemnified pursuant to this
Section 10 for losses, damages or liabilities to the extent caused SOLELY by the gross negligence or willful misconduct of such Indemnitee. Customer agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, Customer shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify Customer of any such assertion of which such Indemnitee has knowledge.

                           (b) Without limiting the application of Section 10(a)
hereof, Customer agrees to pay, or reimburse Lender for any and all reasonable fees, costs and expenses (including Attorneys' Fees and Expenses) of whatever kind or nature incurred in connection with the creation, preservation or protection of Lender's liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and Lender's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                           (c) Customer shall, at its sole cost and expense,
protect, defend, indemnify, release and hold harmless the Indemnitees from and against any and all Losses imposed upon or incurred by or asserted against any Indemnitees, and arising out of or in any way relating to any one or more of the following, unless caused solely by the gross negligence or willful misconduct of any Indemnitee: (i) any presence of any Hazardous Substances in, on, above or under Customer's leased or owned real property (the "Property"); (ii) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Property; or (iii) any past or present violation of any Environmental Laws. The term "Release" of any Hazardous Substance includes, but is not limited to, any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances. The term "Losses" includes any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, costs of remediating a Hazardous Substance (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including, but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) or punitive damages, of whatever kind or nature (including, but not limited to Attorneys' Fees and Expenses).

                           (d) Without limiting the application of Section 10(a)
or (b), or (c) hereof, Customer agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses (including Attorneys' Fees and Expenses) which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation or omission of a material fact by Customer in the Loan Agreement or in any writing contemplated by or made or delivered pursuant to or in connection with the Loan Agreement.

                           (e) If and to the extent that the obligations of
Customer under this Section 10 are unenforceable for any reason, Customer hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  11. MAINTENANCE; INSPECTION. During the term of the Loan Agreement, Customer shall, unless Lender shall otherwise consent in writing: (a) maintain conspicuously on any Equipment such labels, plates, decals or other markings as Lender may reasonably require, stating that Lender has a security interest in such Equipment; (b) furnish to Lender such information concerning the condition, location, use and operation of the Equipment as Lender may request; (c) permit any person designated by Lender to visit and inspect any Equipment and any records maintained in connection therewith, provided, however, that the failure of Lender to inspect the Equipment or to inform Customer of any noncompliance shall not relieve Customer of any of its obligations hereunder; and (d) make no additions, alterations, modifications or improvements (collectively, "Improvements") to any item of Equipment that are not readily removable without causing material damage to such item of Equipment or which will cause the value, utility or useful life of such item of Equipment to materially decline. If any such Improvement is made and cannot be removed without causing material damage or decline in value, utility or useful life (a "Non-Severable Improvement"), then Customer warrants that such Non-Severable Improvement shall immediately become subject to Lender's security interest upon being installed and shall be free and clear of all liens and encumbrances and shall become Equipment subject to all of the terms and conditions of the Loan Agreement.

Page 8                                     Initial ______/______

                  12. FURTHER ASSURANCES. Customer shall promptly execute and deliver to Lender such further documents and take such further action as Lender may require in order to more effectively carry out the intent and purpose of the Loan Agreement. Customer shall execute and deliver to Lender upon Lender's request any and all schedules, forms and other reports and information as Lender may deem necessary or appropriate to respond to requirements or regulations imposed by any governmental authorities or to comply with the provisions of the law of any jurisdiction in which Customer may then be conducting business or in which any of the Equipment may be located. Customer shall execute and deliver to Lender upon Lender's request such further and additional documents, instruments and assurances as Lender deems necessary to acknowledge and confirm, for the benefit of Lender or any assignee or transferee of any of Lender's rights, title and interests hereunder in accordance with Section 13 hereof (an "Assignee"), all of the terms and conditions of all or any part of the Loan Agreement and Lender's or Assignee's rights with respect thereto, and Customer's compliance with all of the terms and provisions thereof.

                  13. ASSIGNMENT. The provisions of the Loan Agreement shall be binding upon and shall inure to the benefit of the heirs, administrators, successors and assigns of Lender and Customer, provided, however, Customer may not assign any of its rights, transfer any interest in the Equipment or delegate any of its obligations under the Loan Agreement without the prior written consent of Lender in its sole discretion. Lender may, from time to time, absolutely or as security, without notice to Customer, sell, assign, transfer, participate, pledge or otherwise dispose of all or any part of a Loan Agreement, the Obligations and/or the Collateral therefor, subject to the rights of Customer under the Loan Agreement for the use and possession of the Equipment. In such event, each and every immediate and successive Assignee shall have the right to enforce the Loan Agreement with respect to those Obligations and/or Collateral transferred to the Assignee, by legal action or otherwise, for its own benefit as fully as if such Assignee were herein by name specifically given such rights. Customer agrees that the rights of any such Assignee hereunder or with respect to the related Obligations, shall not be subject to any defense, set off or counterclaim that Customer may assert or claim against Lender, and that any such Assignee shall have all of Lender's rights hereunder but none of Lender's obligations. Lender shall have an unimpaired right to enforce the Loan Agreement for its benefit with respect to that portion of any Loan Agreement, Obligations and/or Collateral that Lender has not sold, assigned, pledged or otherwise transferred.

                  14. GOVERNING LAW; MEDIATION OF THE LOAN AGREEMENT. THE LOAN AGREEMENT AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. CUSTOMER HEREBY CONSENTS AND SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CONNECTICUT AND THE FEDERAL DISTRICT COURT FOR THE DISTRICT OF CONNECTICUT FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS UNDER THE LOAN AGREEMENT, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. CUSTOMER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THE LOAN AGREEMENT. Any action by Customer against Lender for any cause of action under the Loan Agreement shall be brought within one year after any such cause of action first arises. If requested by Lender, Customer agrees that prior to the commencement of any litigation regarding the terms and conditions of the Loan Agreement, the parties hereto shall subject themselves to non-binding mediation with a qualified mediator mutually satisfactory to both parties.

                  15. NOTICES. Any demand or notice required or permitted to be given hereunder shall be deemed effective (a) when deposited in the United States mail, and sent by certified mail, return receipt requested, postage prepaid, addressed to Lender or to Customer at the addresses set forth herein, or to such other address as may be hereafter provided by the party to be notified by written notice complying with the provisions hereof or (b) when transmitted to Lender or Customer by facsimile at the respective numbers provided for such purpose; provided, that such facsimile notice is promptly followed by notice given in accordance with the immediately preceding subsection
(a).

                  16. MISCELLANEOUS; GENERAL PROVISIONS. The Loan Agreement will not be binding on Lender until accepted and executed by Lender at its executive office in McLean, Virginia. All options, powers and rights granted to Lender hereunder or under any promissory note, guaranty, letter of credit agreement, depository agreement, instrument, document or other writing delivered to Lender shall be cumulative and shall be in addition to any other options, powers or rights which Lender may now or hereafter have under any applicable law or otherwise. Time is of the essence in the payment and performance of all of Customer's obligations under the Loan Agreement. The captions in the Loan Agreement

Page 9                                     Initial ______/______
are for convenience only and shall not define or limit any of the terms thereof.

                  Any provisions of the Loan Agreement which are unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Customer hereby waives any provisions of law which render any provision of the Loan Agreement unenforceable in any respect.

                  CUSTOMER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS LOAN AGREEMENT IS A PART IS A COMMERCIAL TRANSACTION AND EXCEPT AS OTHERWISE PROVIDED IN THE LOAN AGREEMENT CUSTOMER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH LENDER'S TAKING POSSESSION OR LENDER'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH CUSTOMER WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, INCLUDING, WITHOUT LIMITATION, ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES.

                  THE LOAN AGREEMENT AND ANY OTHER WRITTEN AGREEMENT(S) BETWEEN THE PARTIES EXECUTED SIMULTANEOUSLY HEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES CONCERNING THE SUBJECT MATTER HEREOF, AND SUPERSEDE AND MAY NOT BE CONTRADICTED BY ANY PRIOR WRITTEN AGREEMENTS BETWEEN THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROPOSALS, LETTERS, COMMITMENT LETTERS OR BY ANY PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. CUSTOMER ACKNOWLEDGES AND CERTIFIES THAT NO SUCH ORAL AGREEMENTS EXIST. THE LOAN AGREEMENT MAY NOT BE AMENDED, NOR MAY ANY RIGHTS UNDER THE LOAN AGREEMENT BE WAIVED, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM SUCH AGREEMENT OR WAIVER IS ASSERTED. The failure of Lender at any time or times hereafter to require strict performance by Customer of any of the provisions, warranties, terms and conditions contained in the Loan Agreement or in any other agreement, guaranty, note, depository agreement, letter of credit, instrument or document now or at any time or times hereafter executed by Customer or an Affiliate of Customer and delivered to Lender shall not waive, affect or diminish any right of Lender at any time or times hereafter to demand strict performance thereof. The Loan Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument. Each reference herein to "Lender" shall be deemed to include its successors and assigns, and each reference to "Customer" and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural, as the context may require, and shall be deemed to include the legal representatives, successors and assigns of Customer, all of whom shall be bound by the provisions hereof. EACH REFERENCE HEREIN TO "CUSTOMER" SHALL MEAN AND INCLUDE ANY AND ALL CUSTOMERS WHO SIGN BELOW, EACH OF WHOM SHALL BE JOINTLY AND SEVERALLY LIABLE UNDER THIS LOAN AGREEMENT.

                  The Loan Agreement and all related documents, including (a) amendments, addenda, consents, waivers and modifications which may be executed contemporaneously or subsequently herewith, (b) documents received by Lender from the Customer, and (c) financial statements, certificates and other information previously or subsequently furnished to Lender, may be reproduced by Lender by any photographic, photostatic, microfilm, micro-card, miniature photographic, compact disk reproduction or other similar process and Lender may destroy any original document so reproduced. Customer agrees, herein waives all right to object to the admissibility of such reproduction and stipulates that any such reproduction shall, to the extent permitted by law, be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original itself is in existence and whether or not the reproduction was made by Lender in the regular course of business) and that any enlargement, facsimile or further reproduction of the reproduction shall likewise be admissible in evidence.

                  17. SURVIVAL. Sections 6, 7, 9, 10, 11, 13, 15, and 16 shall survive and continue in full force and effect without regard to the payment in full of all Obligations under the Loan Agreement.

                  Executed and delivered by duly authorized representatives of the parties hereto as of the date set forth below.



Page 10                                    Initial ______/______

LENDER:                                            CUSTOMER:

OXFORD VENTURE FINANCE, LLC                        AUTOCYTE, INC.

By:    /s/ J. A. Philbrick                         By:    /s/ William O. Green
       -------------------                                --------------------

Name:  J. A. Philbrick                             Name:  William O. Green
       ---------------                                    ----------------
Title: President                                   Title: VP & CFO
       ---------                                          --------
Date:  12-21-98                                    Date:  12/21/98
       --------                                           --------


Page 11                                    Initial ______/______

                                   SCHEDULE 1



Trade Names



AutoCyte, Inc. ("Customer") was incorporated in October 1996 to acquire the cytology and pathology automation business of Roche Image Analysis Systems, Inc. The acquisition was completed in November of 1996. Prior to the acquisition the business went by the name of Roche Image Analysis Systems, Inc., or its acronym, RIAS.


Page 12                                    Initial ______/______

                                   SCHEDULE 2



Name Changes; Changes in Chief Executive Office



AutoCyte, Inc. ("Customer") was incorporated in October 1996 to acquire the cytology and pathology automation business of Roche Image Analysis Systems, Inc. ("RIAS"), a wholly-owned subsidiary of Roche Holding Ltd. ("Roche"). The business was acquired from RIAS in November 1996 in exchange for 3.7 million shares of Customer Common Stock. The acquisition was in the form of asset purchase.

Customer moved its Executive Office from 112 Orange Drive, Elon College, North Carolina 27244 to 780 Plantation Drive, Burlington, North Carolina 27215 in July 1998.

Page 13                                    Initial ______/______

                                    RIDER TO
                    MASTER LOAN AND SECURITY AGREEMENT #7404
                     DATED DECEMBER 21, 1998 (the "Lease")
                                     BETWEEN
                   OXFORD VENTURE FINANCE, LLC (the "Lender")
                                       AND
                         AUTOCYTE, INC. (the "Customer")




Notwithstanding anything to the contrary contained herein, Customer has the option, on a semi-annual basis and upon twenty (20) days written notice to Lender, to designate specific items of Equipment for replacement and substitution ("Original Equipment") and to replace such Equipment with other Equipment ("New Equipment"), provided, however, (i) such New Equipment in Lender's reasonable opinion has a fair market value equal to or greater than the Original Equipment, and (ii) Lender has given prior written consent thereto such consent not to be withheld so long as Customer has met the other requirements of this Rider, and (iii) the effective date of each such replacement of Original Equipment for New Equipment shall be as of the next succeeding periodic payment due date following Lenders consent as provided herein. In the event Lender shall consent as provided herein, Customer represents and warrants that it shall (A) at its sole expense and responsibility, lawfully dispose of such Original Equipment; (B) cause all UCC and other fillings reasonably required by Lender to be timely and properly filed; (C) amend all Equipment Schedules and such other documents required by Lender; (D) reimburse Lender for and all out of pocket expenses incurred in connection with the foregoing, including a reasonable documentation fee; and (E) indemnify and hold Lender harmless from any and all claims, actions and liability arising out of or relating to the foregoing.


Dated as of: December 21, 1998
             -----------------

OXFORD VENTURE FINANCE, LLC                 AUTOCYTE, INC.

By:    /s/  J. A. Philbrick                 By:    /s/  William O. Green
       --------------------                        ---------------------

Name:  J. A. Philbrick                      Name:  William O. Green
       ---------------                             ----------------

Title: President                            Title: VP & CFO
       ---------                                   --------

                           Oxford Venture Finance, LLC
                            133 North Fairfax Street
                           Alexandria, Virginia 22314




                                                              December 21, 1998


Mr. William O. Green
Chief Financial Officer
AutoCyte, Inc.
780 Plantation Drive
Burlington, NC 27215

Dear Bill:

         Oxford Venture Finance is pleased to provide the following Loan commitment to AutoCyte, Inc. which supersedes any prior proposal letter or other written or verbal communication:

         Borrower:                  AutoCyte, Inc.

         Lender:                    Oxford Venture Finance, LLC/Phoenixcor, Inc.

         Equipment:                 Production, office, computer and other
                                    equipment for the internal use of Borrower as summarized in Attachment A ("Equipment").
                                    All Equipment must be acceptable to Lender.

         Total Loan Amount:         $5,000,000

         Acceptance Dates:          July 1998 through December 1999

         Term: Each Schedule shall have a fixed term of 48 months.

         Periodicity:               Monthly, in advance.

         Loan Payment Rate:         2.5902% of the Loan Amount per month, based
                                    on the four-year Treasury Bill Weekly
                                    Average rate shown below in Index Basis. The
                                    Loan Payment Rate will be adjusted based on changes in the Index Basis, as described under Rate Adjustment.

         Index Basis:               The four-year Treasury Bill Weekly Average
                                    at a rate

Mr. William O. Green
December 21, 1998
Page 2

                                    of 5.51% as published in Federal Reserve statistical release H.15 (519) on June 29, 1998.

         Payment Commencements:     Upon Equipment Schedule acceptances and
                                    funding

         Documentation:             Loan documentation provided by Oxford
                                    containing terms generally accepted in the industry and mutually agreeable to both
                                    Oxford and AutoCyte, Inc.

         Commitment Fee:            Borrower has provided a $20,000 Commitment
                                    Fee to Lender. The Commitment Fee will be applied to any transaction Costs, if any, as defined herein, with the remainder applied to the first payments under the loan schedules. Should the Borrower decline to utilize the financing, Lender shall retain the Commitment Fee as compensation for the costs of its due diligence.

         Rate Adjustment:           The effective Loan Rate will remain fixed
                                    for the duration of each Term. Prior to
                                    Schedule funding, Lender will adjust the Loan Rate in order to maintain its originally anticipated rate of return if there is a change in the yield on the U.S.
                                    Treasury Bills, as quoted in the Federal
                                    Reserve statistical release H.15 (519), from the Index Basis specified in this proposal letter, by the amount of such change.

         Costs: Borrower shall be responsible for all costs and expenses relating to the transaction, including, without limitation, attorneys' fees, appraisal fees, lien search and filing fees relating to the preparation, execution and recording of all documents.

         Product FDA Approval:      Approval by the US Food and Drug
                                    Administration ("FDA") to market and sell the Borrower's product, AutoCyte PREP, for primary screening for cervical cancer in the United States.

         Fundings Prior to FDA
           Approval:                Any fundings under this loan facility prior
                                    to the Product FDA Approval, as defined
                                    above, will contain additional equipment collateral ("Additional Collateral") with a fair market value of not less than 50% of the schedule funding. For items other than

Mr. William O. Green
December 21, 1998
Page 3

                                    any molds, Borrower may fund 66.6% of
                                    Equipment cost as the Loan Amount in lieu of the Additional Collateral requirement.

         Additional Collateral
           Release: After Product FDA Approval, as defined above, the Additional Collateral relating to items that are not molds, will be released and be eligible for funding under the loan facility. The Additional Collateral relating to molds on loan schedules, will be released after the next significant equity funding event after Product FDA Approval.

         Material Changes:          If there shall be, in Lender's sole good
                                    faith judgment, (a) a material adverse
                                    change in the financial condition,
                                    properties or operations of Borrower, (b) a material inaccuracy or omission in the information provided to Lender regarding the transaction or a failure to provide information requested, (c) a material change in law, regulation or other requirement which calls into question a basic premise or assumption underlying Lender's credit approval or (d) other material change or disclosure of new information which if previously known would have resulted in Lender denying the Loan or issuing a modified approval, the Lender may terminate or modify this commitment without any liability of Lender to Borrower.

         Documentation:             All documents and legal matters must be
                                    satisfactory in form and substance to Lender and its counsel. This commitment is not meant to be an attempt to define all of the terms and conditions of the transaction.
                                    Additional terms will be contained in
                                    Lender's standard form of documents and
                                    modifications thereto. In addition to
                                    Lender's standard Loan documentation, Lender may require UCC Financing Statements
                                    (including fixture filings , if applicable), landlord/mortgagee waivers, certified board resolutions, consents or other evidence of authority, intercreditor agreements, legal opinions and other supplemental documents.

         Standard Terms
           & Conditions:            Lender's standard documents require, among
                                    other

Mr. William O. Green
December 21, 1998
Page 4

                                    things, as follows: Lender to receive a
                                    first perfected security interest in the Collateral (where possible); Borrower to provide all risk physical damage insurance for the full replacement value of the collateral, naming Lender as loss payee, and adding Lender as additional insured to Borrower's general liability policy; Borrower to maintain the Collateral; restrictions on transfer and use of Collateral; Borrower to provide periodic financial statements to Lender; cross-collateral and cross-default to other Lender accounts with Borrower; Connecticut governing law and jury waiver.

         Expiration:                This loan commitment will expire if a signed
                                    copy of this commitment letter is not
                                    received by Oxford by facsimile or mail on or before December 31, 1998. Following
                                    Borrower's acceptance, Lender's commitment hereunder and obligation to fund the Loan shall expire on December 31, 1999.

         Oxford Venture Finance welcomes the opportunity to be of service to AutoCyte, Inc. We look forward to working with you.

                                                 Sincerely,
                                                 OXFORD VENTURE FINANCE, LLC

                                                 /s/  J. Alden Philbrick, IV
                                                 -------------------------------
                                                 J. Alden Philbrick, IV
                                                 President

ACKNOWLEDGED AND AGREED:

AutoCyte, Inc.

By:    /s/  William O. Green
       ---------------------------------
Title: VP & CFO
       ------------------------------
Date:  12/21/98
       -------------------------------

Mr. William O. Green
December 21, 1998
Page 5



                                  ATTACHMENT A



                      (details to be supplied by Borrower)






         Estimated Categories of Equipment:


                    Category                                 1998 Percentage
                    --------                                 ---------------

                    Office Equipment and Furniture                 27%

                    Product Molds                                  31%

                    Prototype/Lab Hardware                         42%
                                                                  ----
                                                                  100%

         Equipment may include previously acquired assets of up to $1 million. Equipment assets acquired within the 12 months prior to the date of this proposal will carry a fair market value equal to the acquisition price. Equipment assets acquired more than 12 months prior to the date of this proposal will carry a fair market value to be determined by Lender.

                          PREPAYMENT INSTRUCTION LETTER





December 21, 1998



AutoCyte, Inc.
780 Plantation Drive
Burlington, NC  27215

Gentlemen:

Reference is made to a certain Master Loan and Security Agreement No. 7404, dated December 21, 1998 ("Contract") and all related Schedules between Oxford Venture Finance, LLC as Lender (the "Lender") and AutoCyte, Inc., as Borrower (the "Borrower").

Notwithstanding contrary provisions in the Contract, provided that the Borrower is not then in default under the Contract, and has timely paid at least the first twelve (12) monthly payments due under the Schedule Borrower shall have the right, upon at least thirty (30) days prior written notice to the Lender, to prepay the Schedule on the periodic installment due date designated in such notice by paying to the Lender the sum of (i) the then outstanding principal balance of the Schedule (calculated on a simple interest basis) plus (ii) a premium of 6.0% during Year 2, a premium of 5.0% during Year 3 and a premium of 4.0% during Year 4. The premium applicable will be calculated on the then outstanding principal balance. Year 2 will mean the period consisting of the 13th through the 24th installments under the Schedule and subsequent years will refer to the subsequent twelve monthly payment periods.

                                                     Very truly yours,

                                                     OXFORD VENTURE FINANCE, LLC



                                                     BY: /s/   J. A. Philbrick
                                                         -----------------------

AGREED TO:

AutoCyte, Inc.
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/s/  William O. Green
---------------------